MERRILL LYNCH
                                                                GLOBAL
                                                                RESOURCES
                                                                TRUST

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance


                                                                Quarterly Report
                                                                October 31, 1998

                      MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

Merrill Lynch Global Resources Trust experienced improved relative performance during the three-month period ended October 31, 1998. While our total returns were slightly negative, the Trust's returns exceeded the Lipper Natural Resources Funds' average total return for the year-to-date period ended October 31, 1998 and for the 12 months ended October 31, 1998. Factors driving the improved relative performance included continued consolidation in the oil industry, a recovery in the share prices of oil service and independent oil companies and a sharp rebound in gold mining stocks. We also positioned the Trust conservatively at the start of the October quarter, with cash reserves having been raised to nearly 10% of net assets. This cushioned the Trust early in the quarter, when virtually all commodity investments declined in value. While subsequent to the close of the October quarter we lowered the Trust's cash position to increase exposure to gas-leveraged independent energy and refining and marketing stocks, we continue to be concerned about the outlook for resource stocks over the coming year.

Stock markets, as well as resource-related stocks, have all rebounded following three interest rates cuts by the US Federal Reserve Board and interest rate cuts by central banks worldwide. In addition, there has been some progress with banking system reform in Japan. It is our view that while easing of the credit crunch is a necessary element in resolving the world's economic malaise, it does not address the problem of surplus productive capacity that exists globally in basic materials. A recent trip to five nations in Asia affirmed our view that the process of economic recovery may be slower than the prevailing consensus expects. An example of the severity of Asia's economic decline is represented by the reduction in demand for diesel and middle distillate petroleum products. These commodities are major components of energy demand in the region, and are considered good proxies for economic activity. Industry data showed the annual declines ranged between 13% and 20% in Thailand, South Korea and Malaysia for the 12 months ended August 30, 1998. Prior to the economic stall, demand had been growing in excess of 10%. This will have an extended adverse impact on the refining industry in the region, as recent capacity additions that would have been absorbed in 18 months at prior growth rates will linger for three to four years under more modest demand growth scenarios. Other industries that are particularly affected include the petrochemical and steel sectors. Additional factors that will complicate the recovery are trade barriers and regulations that are likely to delay rationalization of excess capacity. Therefore, we are monitoring reforms in Asia, especially Japan, that will promote market liberalization. It is our view that concrete fiscal and regulatory reform will have to be enacted to avoid a protracted downturn in this region. Until these actions are taken, there remains a risk that slowing economic conditions could spread to Europe and the United States.

During the October quarter, we continued our efforts to refocus the Trust into areas that we believe have more favorable capacity-utilization trends. We increased portfolio exposure to North American natural gas with the purchase of Cabot Oil & Gas Corporation. Cabot's production is based in four core producing areas, and the company has a reserve life exceeding 12 years. We consider Cabot's longer-life reserve base to be attractive in the current natural gas environment, since it does not have to fight rapid decline rates typical of shallow-water producers in the Gulf of Mexico. In addition, Cabot's balance sheet is much-improved relative to past years. We believe Cabot's new management has positively positioned the company to benefit from an improving North American natural gas market. We also added Phillips Petroleum Company shares to the Trust. While Phillips is not a pure natural gas producer, it does have a growing hydrocarbon production profile in the near term. In addition, we believe that Phillips' recent announcement of a joint venture with Ultramar Diamond Shamrock will provide opportunities for significant cost savings in the company's refining and marketing operations.

The Trust had nearly 54% of its net assets invested in energy-related companies at the close of the October quarter. This was beneficial to portfolio performance since the energy group rebounded despite persistently low oil prices. Strong industry performance, despite poor

Merrill Lynch Global Resources Trust                            October 31, 1998

commodity prices and profit margins, is partially explained by consolidation in the industry. During the October quarter, the Trust's holdings in Amoco Corp. and British Petroleum Co. PLC rose over 34% and 8%, respectively, after the companies announced that they intended to merge. We expect that the consolidation trend will continue during the low oil price environment, as companies look to pare costs and overhead. However, there is no guarantee that all mergers will translate into successful share price performance. Given our concerns regarding energy supply and demand, it is possible that we may reduce energy holdings if Organization of Petroleum Exporting Countries members' resolve to control oil output appears to be waning or if normal winter energy demand fails to materialize.

Gold stocks were strong performers during the October quarter. While the gold price rallied only modestly from its lows earlier this year, the shares of gold mining companies rose on average over 50% during the month of September. Year-to-date, the sector is the best-performing natural resource group. Gold holdings in the Trust comprised 12.4% of net assets at the end of the October quarter, despite sales of several holdings this year. We concentrated sales in companies that are exposed to exploration risk, or those that have leveraged balance sheets. This has been successful, and our holdings in senior producers have generally outperformed the smaller-capitalization issues. To the extent that inflationary policies are needed to foster a recovery in world economies, gold could continue to perform well. The World Gold Council estimated that gold demand declined year-over-year in each of the first three quarters of 1998, although the decline has progressively moderated. The traditionally strong Asian and Indian markets were negatively affected by economic recessions. However, this weakness has been offset by rising jewelry demand in Europe and the United States. If economic slowdowns spread into the latter markets, the gold price could be at risk of testing its lows of this past summer. While we are monitoring this closely, we intend to continue to upgrade our portfolio's gold holdings to financially strong companies with established production profiles.

We continued to reduce the Trust's exposure to stocks in the steel, chemical and base metals industries during the October quarter. Demand and pricing patterns continued to erode during the quarter, especially for the steel industry. The International Iron and Steel Institute stated that October marked the fifth consecutive month in which world steel output declined. Trade sanctions have been proposed in both the United States and the European Union, which further clouds the outlook for steel producers going into 1999. Proceeds from our sales have gone into increasing the Trust's cash reserves. The Trust's cash position mitigated some of the declines seen in commodity sectors this year, particularly during the broad-based declines in July and August. We continue to believe that higher-than-normal cash positions are warranted in this uncertain economic environment. In addition, we believe that end of the year tax-loss selling may provide us with an opportunity to purchase selected resource stocks at attractive valuations.

In Conclusion

The investment environment continues to be highly volatile, and we share our investors' frustration over the negative returns generated by resource investments. However, the current environment is also setting the stage for improved profitability for those companies that are restructuring their operations and lowering operating costs. To the extent that inefficient operations are rationalized, potential returns may be significant as world economies emerge from recessionary conditions. We will continue to focus on stock holdings in financially strong companies and in industries that we believe have balanced or improving capacity utilization trends. We expect this strategy to mitigate the downside risk in the currently weak natural resource environment, as well as provide potential upside returns when global economic growth resumes.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies again with you in our upcoming report to shareholders.

Sincerely,


/s/  Arthur Zeikel

Arthur Zeikel
President


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

December 4, 1998

Merrill Lynch Global Resources Trust                            October 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                              -31.83%            -35.41%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                        + 1.24             + 0.16
--------------------------------------------------------------------------------
Inception (10/24/88)
through 9/30/98                                 + 3.55             + 2.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return             % Return
                                            Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                             -32.59%              -35.21%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                       + 0.19               + 0.19
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98                        + 2.71               + 2.71
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return             % Return
                                            Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                             -32.32%              -32.97%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                - 3.32               - 3.32
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without      % Return With
                                             Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                              -31.99%             -35.56%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                 - 2.61              - 3.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Global Resources Trust                            October 31, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                            Ten Years/
                                              12 Month        3 Month     Since Inception
                                            Total Return   Total Return    Total Return
=========================================================================================
ML Global Resources Trust Class A Shares      -21.44%         -1.11%          +46.50%
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares      -22.28          -1.41           +32.07
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares      -22.00          -0.98           -10.15
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares      -21.67          -1.22           - 7.55
=========================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are Class A & Class B Shares, for the ten years ended 10/31/98 and Class C & Class D Shares, from 10/21/94 to 10/31/98.

PORTFOLIO INFORMATION

As of October 31, 1998
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
Total S.A. (Class B) ................................................     3.9%
Placer Dome Inc. ....................................................     3.6
British Petroleum Company PLC .......................................     3.6
Ente Nazionale Idrocarburi S.p.A.
  (ENI) (ADR) .......................................................     2.8
Elf Aquitaine S.A. (ADR) ............................................     2.7
WMC Limited .........................................................     2.4
Vastar Resources, Inc. ..............................................     2.1
Amoco Corporation ...................................................     2.1
Texaco Inc. .........................................................     1.8
Getchell Gold Corp. .................................................     1.8

                                                                      Percent of
Geographic Allocation                                                 Net Assets
United States .......................................................    40.8%
Canada ..............................................................    14.2
Australia ...........................................................     9.3
France ..............................................................     9.0
United Kingdom ......................................................     4.7
Italy ...............................................................     2.8
Japan ...............................................................     2.1
Argentina ...........................................................     1.5
Malaysia ............................................................     1.1
South Africa ........................................................     0.9
Norway ..............................................................     0.9
Finland .............................................................     0.8
Sweden ..............................................................     0.6
Mexico ..............................................................     0.6
Brazil ..............................................................     0.4
Netherlands .........................................................     0.4
Peru ................................................................     0.3

Equity Portfolio Changes
For the Quarter Ended October 31, 1998

Additions

Cabot Oil & Gas Corporation
Imperial Chemical Industries PLC (ADR)
Phillips Petroleum Company
Valero Energy Corporation
Weatherford International, Inc.
Zimbabwe Platinum Mines Limited

Deletions

Alumax, Inc.
BASF AG
Baytex Energy Ltd. (Class A)
British Steel PLC
Dow Chemical Co.
EVI Weatherford, Inc.
Enterprise Oil PLC
Georgia-Pacific Corp. (Timber Group)
OMV AG
P.T. Tambag Timah (GDR)
Prime Resources Group, Inc.
Rio Tinto PLC (The)
Schlumberger Ltd.
Sumitomo Metal Industries, Ltd.
Sutton Resources Ltd.

Merrill Lynch Global Resources Trust                            October 31, 1998

SCHEDULE OF INVESTMENTS

                                                                                                                          Percent of
Industries                   Shares Held               Common Stocks                            Cost            Value     Net Assets
====================================================================================================================================
Aluminum                         14,525   Aluminum Co. of America                           $   782,659     $ 1,151,106         1.3%
                                 19,400   Pechiney, S.A. (A Shares)                             782,024         666,569         0.7
                                                                                            ------------    -----------       ------
                                                                                              1,564,683       1,817,675         2.0
====================================================================================================================================
Chemicals                        28,000   Air Products and Chemicals, Inc.                      630,826       1,057,000         1.2
                                 19,800   duPont (E.I.) de Nemours & Company                    750,694       1,138,500         1.2
                                 29,000   Imperial Chemical Industries PLC (ADR) (a)          1,418,032       1,051,250         1.2
                                                                                            ------------    -----------       ------
                                                                                              2,799,552       3,246,750         3.6
====================================================================================================================================
Diversified Companies           102,000   Asahi Glass Company, Limited                        1,223,974         569,294         0.6
                                 27,000   Ashland Inc.                                        1,144,672       1,299,375         1.5
                                378,000   North Limited                                       1,419,525         728,153         0.8
                                                                                            ------------    -----------       ------
                                                                                              3,788,171       2,596,822         2.9
====================================================================================================================================
Gold                            797,100   Acacia Resources Limited                            1,280,689       1,264,687         1.4
                                 94,500   Ashanti Goldfields Company Limited (GDR) (b)        2,346,106         800,888         0.9
                                122,500   Cambior Inc.                                        1,625,848         605,691         0.7
                                599,200   Delta Gold N.L.                                     1,054,663         976,794         1.1
                                 92,000   Getchell Gold Corp.                                 3,713,827       1,610,000         1.8
                                344,261   Great Central Mines Limited                           856,806         259,181         0.3
                                373,800   Miramar Mining Corporation                          1,900,432         328,573         0.3
                                 19,222   Newmont Mining Corporation                            707,254         408,467         0.4
                                920,000   Normandy Mining Limited                             1,040,108         818,566         0.9
                                211,000   Placer Dome Inc.                                    4,483,800       3,323,250         3.6
                              1,097,000   Resolute Limited                                    2,284,526         941,924         1.0
                                                                                            ------------    -----------       ------
                                                                                             21,294,059      11,338,021        12.4
====================================================================================================================================
Integrated Oil Companies         15,700   Amerada Hess Corporation                              873,814         867,425         1.0
                                 34,300   Amoco Corporation                                     959,285       1,925,088         2.1
                                222,000   British Petroleum Company PLC                         898,695       3,259,956         3.6
                                 19,600   Chevron Corporation                                 1,624,594       1,597,400         1.8
                                 43,100   Elf Aquitaine S.A. (ADR) (a)                        1,586,637       2,499,800         2.7
                                 42,700   Ente Nazionale Idrocarburi S.p.A. (ENI) (ADR) (a)   1,996,225       2,594,025         2.8
                                 19,700   Mobil Corporation                                   1,543,651       1,491,044         1.6
                                119,400   Petro-Canada                                        1,308,150       1,522,350         1.7
                                 19,300   Phillips Petroleum Company                            886,984         834,725         0.9
                                 27,300   Texaco Inc.                                         1,606,400       1,619,231         1.8
                                 31,200   Total S.A. (Class B)                                1,914,184       3,599,568         3.9
                                 47,000   YPF S.A. (ADR) (a)                                  1,152,205       1,360,063         1.5
                                                                                            ------------    -----------       ------
                                                                                             16,350,824      23,170,675        25.4
====================================================================================================================================
Metals & Mining               1,803,712   Centaur Mining and Exploration Limited              2,469,435         409,628         0.4
                                172,200   Industrias Penoles, S.A.                              757,856         525,892         0.6
                                939,009   M.I.M. Holdings Limited                             2,089,671         455,716         0.5
                                237,457   Minsur S.A.                                           597,621         298,079         0.3
                                196,000   Mitsubishi Materials Corporation                      973,251         350,060         0.4
                                 73,400   Noranda, Inc.                                       1,355,782       1,081,644         1.2
                                 79,300   Outokumpu OYJ                                       1,460,162         716,827         0.8
                                 14,300   Phelps Dodge Corp.                                    834,065         824,037         0.9
                                747,400   Savage Resources Limited                              592,601         427,830         0.5
                                110,000   Sumitomo Metal Mining Co.                             917,508         367,422         0.4
                                 62,000   Trelleborg AB (Class B)                               842,932         567,199         0.6

Merrill Lynch Global Resources Trust                            October 31, 1998

                                                                                                                          Percent of
Industries                   Shares Held               Common Stocks                            Cost            Value     Net Assets
====================================================================================================================================
Metals & Mining               643,400     WMC Limited                                       $  3,807,237    $  2,173,356        2.4%
(concluded)                   119,840     Zimbabwe Platinum Mines Limited                         66,324          29,080        0.0
                                                                                            ------------    ------------      ------
                                                                                              16,764,445       8,226,770        9.0
====================================================================================================================================
Oil & Gas Producers            58,700     Alberta Energy Company Ltd.                          1,276,545       1,365,822        1.5
                               41,000     Apache Corporation                                   1,085,270       1,160,813        1.3
                               21,197     Burlington Resources Inc.                              526,291         873,051        1.0
                               57,000     Cabot Oil & Gas Corporation                            894,801         969,000        1.1
                               54,900     Chieftain International, Inc.                        1,232,560       1,077,413        1.2
                               36,500     Devon Energy Corporation                             1,209,569       1,236,438        1.3
                              141,600     EEX Corporation                                      1,366,261         548,700        0.6
                               83,400     Enron Oil & Gas Company                              1,712,551       1,391,738        1.5
                              180,900     Gulf Canada Resources Limited (Ordinary)             1,424,588         678,375        0.7
                               78,000     Northrock Resources Ltd.                               639,975         811,660        0.9
                               75,400     Oryx Energy Company                                  1,295,814       1,055,600        1.2
                               90,100     Renaissance Energy Ltd.                              1,534,512       1,208,360        1.3
                               64,300     Synder Oil Corporation                               1,331,570       1,024,781        1.1
                               37,200     Unocal Corporation                                   1,316,944       1,262,475        1.4
                               34,000     Valero Energy Corporation                              683,726         850,000        0.9
                               40,800     Vastar Resources, Inc.                               1,720,948       1,950,750        2.1
                                                                                            ------------    ------------      ------
                                                                                              19,251,925      17,464,976       19.1
====================================================================================================================================
Oil Services                   29,200     Coflexip S.A. (ADR) (a)                                610,458       1,401,600        1.5
                               51,800     McDermott International, Inc.                        1,932,635       1,518,388        1.7
                               42,500     Noble Drilling Corporation                           1,347,118         730,469        0.8
                               44,600     Stolt Comex Seaway, S.A.                             1,101,028         557,500        0.6
                               22,300     Stolt Comex Seaway, S.A. (ADR) (a)                     273,434         228,575        0.3
                               70,300     TransCoastal Marine Services, Inc.                   1,289,935         316,350        0.3
                               32,200     Transocean Offshore Inc.                             1,020,228       1,189,388        1.3
                               32,925     Weatherford International, Inc.                      1,421,475         895,148        1.0
                                                                                            ------------    ------------      ------
                                                                                               8,996,311       6,837,418        7.5
====================================================================================================================================
Paper & Pulp                   45,666     Aracruz Celulose S.A. (ADR) (a)                        365,755         382,453        0.4
                               23,900     Bowater Incorporated                                 1,094,682         975,419        1.1
                               23,000     Champion International Corporation                   1,196,585         734,563        0.8
                              213,296     Slocan Forest Products Ltd.                          1,926,964         386,006        0.4
                               63,500     Stone Container Corporation                            785,423         607,219        0.7
                                                                                            ------------    ------------      ------
                                                                                               5,369,409       3,085,660        3.4
====================================================================================================================================
Petroleum Refining             38,400     Sun Company, Inc.                                    1,067,529       1,317,600        1.4
                               29,300     Ultramar Diamond Shamrock Corporation                  698,163         789,269        0.9
                                                                                            ------------    ------------      ------
                                                                                               1,765,692       2,106,869        2.3
====================================================================================================================================
Plantations                   717,000     Golden Hope Plantations BHD                          1,325,785         393,736        0.4
                              578,000     Kuala Lumpur Kepong BHD                                790,865         607,565        0.7
                                                                                            ------------    ------------      ------
                                                                                               2,116,650       1,001,301        1.1
====================================================================================================================================
Steel                          12,400     Koninklijke Hoogovens N.V.                             545,807         375,858        0.4
                              341,000     Nippon Steel Corporation                             1,163,723         594,393        0.7
                                                                                            ------------    ------------      ------
                                                                                               1,709,530         970,251        1.1
====================================================================================================================================
Wood Products                 146,100     Riverside Forest Products Limited                    2,401,223         542,965        0.6
====================================================================================================================================
                                          Total Common Stocks                                104,172,474      82,406,153       90.4
====================================================================================================================================

Merrill Lynch Global Resources Trust                            October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                   Face                                                                                   Percent of
                                  Amount            Short-Term Securities                       Cost           Value      Net Assets
====================================================================================================================================
Repurchase                    $ 3,179,000  HSBC Holdings, purchased on 10/30/1998 to
Agreement*                                 yield 5.40% to 11/02/1998                        $  3,179,000    $  3,179,000        3.5%
====================================================================================================================================
US Government                   5,500,000  US Treasury Bill, 3.52% due 11/12/1998              5,493,009       5,493,009        6.0
Obligations**
====================================================================================================================================
                                           Total Short-Term Securities                         8,672,009       8,672,009        9.5
====================================================================================================================================
Total Investments                                                                           $112,844,483      91,078,162       99.9
                                                                                            ============
Other Assets Less Liabilities                                                                                    134,421        0.1
                                                                                                            ------------      ------
Net Assets                                                                                                  $ 91,212,583      100.0%
                                                                                                            ============      ======
====================================================================================================================================
Net Asset Value:       Class A--Based on net assets of $8,370,454 and 668,261 shares
                                of beneficial interest outstanding                                          $      12.53
                                                                                                            ============
                       Class B--Based on net assets of $25,453,453 and 2,018,273 shares
                                of beneficial interest outstanding                                          $      12.61
                                                                                                            ============
                         Class C--Based on net assets of $1,434,272 and 114,765 shares
                                  of beneficial interest outstanding                                        $      12.50
                                                                                                            ============
                       Class D--Based on net assets of $55,954,404 and 4,465,141 shares
                                of beneficial interest outstanding                                          $      12.53
                                                                                                            ============
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
** US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.

Officers and Trustees

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert M. Shearer, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                         #10303--10/98

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